Exhibit 10.37.5

VIA FEDERAL EXPRESS

November 15, 2017

Momenta Pharmaceuticals, Inc.
675 West Kendall Street
Cambridge, MA 02142
Attention:    Alejandra Carvajal
Vice President and Deputy General Counsel

Re:
Lease dated as of February 5, 2013 by and between BMR-Rogers Street LLC (“Landlord”) and Momenta Pharmaceuticals, Inc. (“Tenant”), as amended by First Amendment to Lease dated as of March 21, 2013, as further amended by Second Amendment to Lease dated as of May 24, 2013, as further amended by Third Amendment to Lease dated as of December 30, 2015, and as further amended by Fourth Amendment to Lease dated as of July 24, 2017 (the “Fourth Amendment”; collectively, the “Lease”)

Dear Ms. Carvajal:

This letter memorializes certain agreements between Landlord and Tenant with respect to the application of the Binney TI Allowance. Pursuant to the Fourth Amendment, Tenant has leased approximately 52,252 square feet on the fourth (4th) floor of 301 Binney Street, in Cambridge, Massachusetts (the “Binney Premises”). Pursuant to a Sublease dated September 14, 2016, by and between Biogen MA Inc. (“Biogen”), as sublessor, and Tenant, as sublessee (the “Sublease”), Tenant is subleasing the entire fifth (5th) floor of 301 Binney Street (the “Fifth Floor Premises”).

Pursuant to Section 5.3 of the Fourth Amendment, Landlord shall provide to Tenant the Binney TI Allowance in the amount of $4,702,680, which shall be used for certain costs associated with building out the Binney Premises as set forth therein. Tenant is also concurrently making certain tenant improvements to the Fifth Floor Premises (the “Sublease Tenant Improvements”), in accordance with the terms of the Sublease. Tenant is not receiving any tenant allowance funds from Biogen related to the Fifth Floor Premises.

Tenant has represented to Landlord that the budget for the Binney Tenant Improvements will be less than the amount of the Binney TI Allowance, and Tenant has requested that Landlord allow Tenant to allocate the unused portion of the Binney TI Allowance to Tenant’s build-out costs for the Fifth Floor Premises instead. As an accommodation, Landlord hereby agrees that, notwithstanding the provisions of the Lease, Tenant may allocate a portion of the Binney TI Allowance to the Fifth Floor Premises, subject to the following conditions:

4826-9290-2741.2

1.
The Binney TI Allowance may be applied to the costs incurred for tenant improvements to the Fifth Floor Premises, provided that the same shall be limited to the same categories of cost and subject to the same restrictions as set forth in Section 5.2 of the Fourth Amendment.

2.
The Binney TI Allowance shall be disbursed in the manner set forth in the Binney Work Letter, except that Tenant shall submit separate Fund Requests for costs related to the Binney Premises and the Fifth Floor Premises, so that such costs are separately accounted for.

3.
The current budget for the Binney Premises is attached hereto and incorporated herein as Schedule 1, and the current budget for the Fifth Floor Premises is attached hereto and incorporated herein as Schedule 2. Such budgets are hereby approved by Landlord, and shall constitute the “Binney Approved Budget” pursuant to the Binney Work Letter.

4.	The provisions of the Binney Work Letter shall apply to the Binney Tenant Improvements and the Sublease Improvements mutatis mutandis.

5.
In the event the Sublease is terminated prior to the completion of the Sublease Improvements or the Binney TI Deadline, Tenant shall not be entitled to any subsequent disbursements from the Binney TI Allowance for the Sublease Tenant Improvements.

Except as modified by this letter, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this letter and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lease. This letter shall be governed by the laws of the Commonwealth of Massachusetts without giving effect to its choice of law principles. Tenant may not assign its rights or obligations under this letter to any other person or entity without Landlord’s prior written consent in its sole discretion, and any purported assignment without Landlord’s prior written consent shall be null and void. The agreements contained in this letter shall inure to the benefit of and shall apply to and be binding upon Landlord and Tenant and their respective successors and permitted assigns. This letter may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this letter shall be equivalent to, and have the same force and effect as, an original signature.

Very truly yours,

/s/ KEVIN SIMONSEN
Kevin Simonsen
Senior Vice President, Senior Counsel & Secretary

4826-9290-2741.2	2

By signing below, Tenant agrees to all of the foregoing and represents and warrants that Tenant has the full power and authority to countersign this letter and bind Tenant to the foregoing.

Momenta Pharmaceuticals, Inc.,
A Delaware corporation

By: /s/ SCOTT M. STORER
Name: Scott M. Storer
Title: Chief Financial Officer

4826-9290-2741.2	3

Schedule 1
Budget for Binney Premises (4th Floor)

[see attached]

4826-9290-2741.2	4

Momenta
301 Binney - Renovations to Floor 4
10/24/17
			Level 4

Cost Code	Ph	Description	Cost
Architectural
0170	01	Final Cleaning	$31,590
0240	01	Demolition	$73,180
0550	01	Misc Metal - Monumental Stairs and Structure	$147,600
0620	01	Millwork & Finish Carpentry	$130,250
0880	01	Interior Glazing	$57,150
0920	01	Interior Architectural Asseblies	$193,160
0950	01	Acoustical Ceilings	$42,323
0960	01	Carpet/Tile/Sheet Flooring	$260,670
0990	01	Painting / Interior Caulking	$75,377
1000	01	Misc. Specialties/ Window Treatments	$21,500
1010	01	Interior Signage & Graphics	$17,006
1200	01	Furniture	$300,000
		SUBTOTAL - ARCHITECTURAL	$1,349,805
MEP
2100	01	Fire Protection	$13,130
2200	01	A/G Plumbing	$18,700
2300	01	HVAC Piping	$15,700
2305	01	Testing and Balancing	$15,645
2330	01	Sheet Metal	$27,275
2500	01	Building Management System	$17,275
2600	01	Electrical/ FA	$283,675
2700	01	Tel-Data	$93,438
2740	01	Audio Visual - Part of Early Purchase	$250,000
2800	01	Security	$31,590
		SUBTOTAL - MEP	$766,428
Equipment
		SUBTOTAL - EQUIPMENT	—

		SUBTOTAL - CIVIL, ARCH, MEP, EQUIP	$2,116,233
Soft Costs
0100	01	GC's and GR's	$68,007
0104	01	Staffing	$309,393
0104	01	Preconstruction (Estimate & Design Reviews)	$13,500
1918	01	Insurance	$58,292
1919	01	Bonding (Excluded)	—
1920	01	Permitting	$36,906
6000	01	OT	$38,861
7000	01	Contingency	$233,168
9997	01	Fee	$153,672
		SUBTOTAL - SOFT COSTS	$911,799

		TOTAL	$3,028,032
Other Costs (by Owner)
		A/E	$302,803
		Owner Consultants	$50,000
		Commissioning	$34,975
		Builders Risk Insurance	$5,000
		Total	$392,778

		Grand Total	$3,420,810

Project - Momenta 301 Binney Street Renovation to Level 4 and 5
Date - October 24, 2017
4th Floor
Description	GL Code	Total
		$—
Demo	0240.001	$63,180
FP Mods at New Office Area	2100.001	$6,000
FP Mods at New Communicating Stairs	2100.001	$4,160
FD Mods at New Offices and Huddle Rooms etc..	2100.001	$2,970
New Electrical and Lighting at Office Area etc.	2600.001	$102,000
New Electrical and Lighting	2600.001	$33,900
New Electrical for Cubes	2600.001	$102,850
Tele/Data/Audio Visual Drops	2700.001	$75,938
Fitout new IDF Rooms (assume 1 per floor)	2700.001	$17,500
Plumbing -	2200.001	$18,700
Furniture Pricing - Balance from COP	1200.001	$300,000
Replace Damage Ceiling Tiles (for new data/elec, drops to cubes etc.)	0950.001	$21,323
Misc. Carpet and New Flooring / Replacement	0960.001	$162,720
New Flooring at North side vs Temporary Protection at Existing Carpeting	0960.001	$78,750
New Flooring - East Corridor	0960.001	$4,200
New VCT Upgrades at Café	0960.001	$8,000
New Tile Back Splashes	0960.001	$7,000
Demo - SOD for Communicating Stairs	0240.001	$10,000
New Communicating Stairs with Standard Painted Hand Rails	0550.001	$84,000
New Structure @ Communicating Stairs	0550.001	$45,000
Patch Spray Fire Proofing	0920.001	$1,500
Momenta Graphics Allowance at Stairs	0990.001	$10,260
New Millwork at Bottom of Stairs	0620.001	$36,250
New Millwork at Stair Landing/Treads	0550.001	$18,600
New Millwork/Casework at Kitchen and Copy Rooms	0620.001	$68,000
New Millwork - Mailrooms	0620.001	$26,000
New Drywall at Communicating Stairs (wall)	0920.001	$6,840
New Drywall at New Offices and Copy Area etc.	0920.001	$42,000
Doors and Frames - New	0920.001	$63,800
Aluminum Doors and Fronts at New Construction Only	0880.001	$57,150
Dedicated Clean Up Laborer	0920.001	$57,000
Final Cleaning	0170.001	$31,590
Misc. Specialties at New Offices	1000.001	$13,500
Misc. Specialties - First Floor	1000.001	$8,000
New Interior Signage at 4th Floor	1010.001	$17,006
Fabric Wall Panels	0920.001	$13,500
Graphic Wall Paper	0990.001	$24,000
New Painting at New Walls	0990.001	$11,875
Paint - Refresh all Remaining Walls	0990.001	$23,335
New Ceiling and Rework at New Walls etc.	0950.001	$21,000
New Drywall - Demising Wall	0920.001	$8,520
New Painting - One side of Demising Wall	0990.001	$5,906
New RH Piping at New Office/Conf. Rooms	2300.001	$15,700
Ductwork - Modify at New Individual Offices	2330.001	$27,275
BAS Mods - At New Office	2500.001	$17,275
Testing and Balancing at New Offices / Rooms	2305.001	$15,645
Electrical - FA/LSS	2600.001	$7,425
Sound Masking System	2600.001	$37,500
Security	2800.001	$31,590
Network Implementation and Backbone	2740.001	$250,000
		$—

		$2,116,233

Schedule 2
Budget for Fifth Floor Premises

[see attached]

4826-9290-2741.2	5

Momenta
301 Binney - Renovations to Floor 5
10/24/17
			Level 5

Cost Code	Ph	Description	Cost
Architectural
0170	01	Final Cleaning	$13,000
0240	01	Demolition	$75,580
0620	01	Millwork & Finish Carpentry	$44,500
0880	01	Interior Glazing	$139,100
0920	01	Interior Architectural Asseblies	$748,260
0950	01	Acoustical Ceilings	$157,275
0960	01	Carpet/Tile/Sheet Flooring	$274,540
0990	01	Painting / Interior Caulking	$117,090
1000	01	Misc. Specialties/ Window Treatments	$158,250
1010	01	Interior Signage & Graphics	$23,555
1230	01	Casework & Accessories	$96,250
		SUBTOTAL - ARCHITECTURAL	$1,847,400
MEP
2100	01	Fire Protection	$55,000
2200	01	A/G Plumbing	$124,250
2300	01	HVAC Piping	$60,480
2305	01	Testing and Balancing	$23,555
2330	01	Sheet Metal	$167,960
2500	01	Building Management System	$147,950
2600	01	Electrical/ FA	$480,150
2700	01	Tel-Data	$156,500
2740	01	Audio Visual - Part of Early Purchase	$250,000
2800	01	Security	$55,760
		SUBTOTAL - MEP	$1,521,605
Equipment
1153	01	Biosafety Cabinets	$176,000
1164	01	Sterilizers	$65,000
		SUBTOTAL - EQUIPMENT	$241,000

		SUBTOTAL - CIVIL, ARCH, MEP, EQUIP	$3,610,005
Soft Costs
0100	01	GC's and GR's	$68,007
0104	01	Staffing	$309,393
0104	01	Preconstruction (Estimate & Design Reviews)	$13,500
1918	01	Insurance	$58,292
1919	01	Bonding (Excluded)	$—
1920	01	Permitting	$36,906
6000	01	OT Allowance	$38,861
7000	01	Contingency	$233,168
9997	01	Fee	$153,672
		SUBTOTAL - SOFT COSTS	$911,799

		GRAND TOTAL	$4,521,804
Other Costs (by Owner)
		A/E	$452,180
		Owner Consultants	$50,000
		Commissioning	$—
		Validation (NA)	$—
		Builders Risk Insurance	$5,000
		Momenta - Move Management

		Grand Total	$4,521,804

Project - Momenta 301 Binney Street Renovation to Level 5
Date - October 24, 2017
5th Floor
Description	GL Code	Total
		$—
Demo Interiors	0240.001	$75,580
Save Interior Curtainwall (store in mechanical room)	0880.001	$32,400
Recycle all remaining glazing and aluminum	0880.001	$12,500
FP Mods at New Office and Lab Area's	2100.001	$37,500
FM-200 System at Doc. Storage	2100.001	$17,500
New Lighting at New Office Area and Huddle Rooms etc.	2600.001	$243,750
New Decorative Lights (Board room etc.)	2600.001	$52,500
New 120v Electrical for New Labs	2600.001	$8,500
New Electrical for Cubes (increase circuit count from original office layout)	2600.001	$11,000
Tele/Data/Audio Visual Drops	2700.001	$54,000
Fitout new IDF Rooms (assume 1 per floor)	2700.001	$27,500
Cell Booster	2700.001	$75,000
Plumbing - New sink at Kitchen Sink at B line and Wellness rooms	2200.001	$11,000
Replace Damage Ceiling Tiles (for new data/elec. drops to cubes etc.)	0950.001	$8,775
Re-Install Millwork per Plans	0620.001	$7,000
New Drywall at Communicating Stairs (5th floor work)	0920.001	$9,120
New Drywall at New Offices and Labs etc.	0920.001	$459,000
Soffits for Glazing etc.	0920.001	$24,640
Install Existing Storefronts and Office Doors	0880.001	$64,800
Install New Glazing System	0880.001	$29,400
Dedicated Clean Up Laborer	0920.001	$57,000
Final Cleaning	0170.001	$13,000
Misc. Specialties at New Offices	1000.001	$11,250
New Interior Signage at 4th floor	1010.001	$23,555
Fabric Wall Panels	0920.001	$14,000
Drywall Ceiling and Soffits	0920.001	$65,700
New Blocking Etc. for New Shades	0920.001	$24,000
Graphic Wall Paper	0990.001	$24,000
New Drywall (undefined at this time)	0920.001	$16,000
New Painting at New Walls	0990.001	$65,740
Paint - Refresh all Remaining Walls	0990.001	$27,350
Misc. Carpet and New Flooring / Replacement	0960.001	$231,040
New Tile Back Splashes	0960.001	$3,500
New Ceilings at Stairs	0950.001	$40,500
New Ceilings and Rework at New Walls etc.	0950.001	$108,000
Doors and Frames - New	0920.001	$63,800
New RH Piping and New Office/Conf. Rooms	2300.001	$42,000
Ductwork - Modify at New Individual Offices	2330.001	$81,000
BAS Mods - At New Office	2500.001	$97,200
New RH Piping at New Labs	2300.001	$18,480
Ductwork - New Ductwork at New Labs	2330.001	$36,960
BAS Mods - At New Labs	2500.001	$50,750
Plumbing - New gases and plumbing at new labs	2200.001	$90,750
Plumbing - Switchover Manifolds	2200.001	$22,500
Testing and Balancing at New Offices / Rooms	2305.001	$23,555
Electrical - FA/LSS	2600.001	$34,250
Sound Masking System	2600.001	$56,250
UPS Batteries (new to extend life of system)	2600.001	$50,000
Network Implementation and Backbone	2740.001	$250,000
220V Circuits New to Labs (match equipment layout)	2600.001	$9,600
UPS Circuits Runouts to Labs and UPS Panel	2600.001	$14,300
Security	2800.001	$55,760
New Lab Casework	1230.001	$96,250
Reception - Upgrade to Flooring	0960.001	$25,000
Custom - Reception Desk (Wood Only, desk with Furniture)	0620.001	$37,500
Upgrade to Custom Boardroom - Ductwork	2330.001	$50,000
Upgrade to Custom Boardroom - Drywall Ceiling Details and Soffits	0920.001	$15,000
Upgrade to Custom Boardroom - Flooring	0960.001	$15,000
New Sunshades per P&W (required)	1000.001	$117,000
Upgrade Shades at Boardroom and CEO Office to Molorized	1000.001	$30,000
New Autoclave	1164.001	$65,000
New BSC's for Labs	1153.001	$176,000
		$—

		$3,610,006